UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

International Paper Company

(Name of Registrant as Specified in its Charter)

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News alert distributed via e-mail to employees of International Paper Company (the “Company” or “IP”) communicating results of the DS Smith Plc meeting of shareholders held October 7, 2024. IP shareholders will vote at IP’s special meeting of shareholders (the “Special Meeting”) on October 11, 2024 to approve the issuance (the “Share Issuance”) of new shares of common stock of IP, par value $1.00 per share, in connection with the pending acquisition of DS Smith Plc (the “Combination”).

October 7, 2024

The IP / DS Smith combination reached a significant milestone today as DS Smith shareholders voted in support of the combination. This is a significant step toward the completion of the proposed transaction, which we believe will drive significant value for our employees, customers, and shareholders.

This communication may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by the use of forward-looking or conditional words such as “expects,” “anticipates,” “believes,” “estimates,” “could,” “should,” “can,” “forecast,” “intend,” “look,” “may,” “will,” “remain,” “confident,” “commit” and “plan” or similar expressions. These statements are not guarantees of future performance. These and other factors that could cause or contribute to actual results differing materially from such forward-looking statements can be found in our press releases and reports filed with the U.S. Securities and Exchange Commission. In addition, other risks and uncertainties not presently known to the Company or that we currently believe to be immaterial could affect the accuracy of any forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication that are not historical in nature may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by the use of forward-looking or conditional words such as “expects,” “anticipates,” “believes,” “estimates,” “could,” “should,” “can,” “forecast,” “intend,” “look,” “may,” “will,” “remain,” “confident,” “commit” and “plan” or similar expressions. Forward-looking statements include statements relating to the following: (i) the ability of the Company and DS Smith to consummate the Acquisition in a timely manner or at all; (ii) the satisfaction (or waiver) of conditions to the consummation of the Acquisition; (iii) adverse effects on the market price of the Company’s or DS Smith’s operating results, including because of a failure to complete the Acquisition; (iv) the effect of the announcement or pendency of the Acquisition on the Company’s or DS Smith’s business relationships, operating results and business generally; (v) future capital expenditures, expenses, revenues, economic performance, synergies, financial conditions, market growth, dividend policy, losses and future prospects; (vi) business and management strategies and the expansion and growth of the operations of the Company group or the DS Smith group; and (vii) the effects of government regulation on the business of the Company or the DS Smith group. There are many factors which could cause actual results to differ materially from those expressed or implied in forward-looking statements. Among such factors are changes in the global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax rates and future business combinations or disposals.

These statements are not guarantees of future performance and reflect management’s current views and speak only as to the dates the statements are made and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. By their nature, these forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this communication may cause the actual results, performance or achievements of any such person, or industry results and developments, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. No assurance can be given that such expectations will prove to have been correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this communication. All subsequent oral or written forward-looking statements attributable to the Company or DS Smith or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. Neither the Company nor DS Smith undertakes any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent legally required.

IP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and its Quarterly Reports on Form 10-Q for the periods ended March 31, 2024, and June 30, 2024 contain additional information regarding forward-looking statements and other risk factors with respect to IP.

Additional Information

This communication may be deemed to be solicitation material in respect of the Combination, including the Share Issuance. In connection with the Share Issuance, IP filed a Definitive Proxy Statement with the U.S. Securities and Exchange Commission (the “SEC”) on September 12, 2024 (the “Definitive Proxy Statement”), as supplemented on October 1, 2024. To the extent IP effects the Combination as a scheme of arrangement under the laws of the United Kingdom, the Share Issuance does not require registration under the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that IP determines to conduct the Combination pursuant to an offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, it will file a registration statement with the SEC containing a prospectus with respect to the Share Issuance. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (AS SUPPLEMENTED), THE SCHEME DOCUMENT, AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT IP, THE COMBINATION, THE SHARE ISSUANCE, AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the Definitive Proxy Statement, as supplemented, and other documents filed by IP with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the Definitive Proxy Statement, the scheme document, and other documents filed by IP with the SEC at https://www.internationalpaper.com/investors.